SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): October 21, 2002
                                                 -------------------------------



                              AUDIOVOX CORPORATION
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             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-9532                 13-1964841
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission           (IRS Employer
 of Incorporation or                 File Number)         Identification
 organization)                                                   Number)



150 Marcus Boulevard, Hauppauge, New York                    11788
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:(631) 231-7750
                                                   ----------------



                                      NONE
            (Former name, former address and former fiscal year, if
                           changed since last report)




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Item 5.    Other Events

     On October 21, 2002, Audiovox Corporation submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

     The information in Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.

Item 7.    Exhibits.

99.1 Statement Under Oath of Principal Executive Officer of Audiovox Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer of Audiovox Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on it behalf by the undersigned hereunto duly authorized.

                                                  AUDIOVOX CORPORATION


Dated: October 22, 2002                           By: s/Charles M. Stoehr
                                                      --------------------------
                                                       Charles M. Stoehr
                                                       Senior Vice President and
                                                       Chief Financial Officer